SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 10, 2013

Cigna Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-08323 (Commission File Number)	06-1059331 (IRS Employer Identification No.)

900 Cottage Grove Road
Bloomfield, Connecticut 06002
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:

(860) 226-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure.

On June 10, 2013, Cigna Corporation (“Cigna”) issued a joint press release with Catamaran Corporation (“Catamaran”) announcing the entry into a pharmacy benefit management services agreement.  A copy of the joint press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Cigna will be hosting a conference call this afternoon beginning at 5:00 p.m. ET to discuss the transaction.  The call-in numbers for the conference call are as follows:

Live Call
(800) 619-9569 (Domestic)
(517) 623-4948 (International)
Passcode: 333521

Replay
(888) 568-0868 (Domestic)
(203) 369-3782 (International)
No Passcode Required

It is strongly suggested you dial in to the conference call by 4:45 p.m. ET.  The operator will periodically provide instructions regarding the call.

The information under Item 7.01 in this Form 8-K is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under Item 7.01 in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cigna Corporation

Date: June 10, 2013	By:	/s/ Ralph J. Nicoletti
Ralph J. Nicoletti
Executive Vice President
and Chief Financial Officer

Index to Exhibits

Number	Description	Method of Filing

99.1	Joint press release dated June 10, 2013.	Furnished herewith.